Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
AUGUST, 1997



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.8830%



        Excess Protection Level
          3 Month Average  4.64%
          August, 1997  4.57%
          July, 1997  4.52%
          June, 1997  4.82%


        Cash Yield                                  17.46%


        Investor Charge Offs                        4.84%


        Base Rate                                   8.05%


        Over 35 Day Delinquency                     4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $ 30,603,901,306.35


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,563,766,787.86